                                    EXHIBIT 99.1
LendingClub Reports Second Quarter 2023 Results
Continued Profitability with Strong Capital & Liquidity Levels
Successful Launch of Structured Certificates Program

SAN FRANCISCO – July 26, 2023 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the second quarter ended June 30, 2023.

“We’re leaning into our data, membership, and business model advantages to deliver continued profitability in a difficult environment,” said Scott Sanborn, LendingClub CEO. “While we expect the headwinds in the marketplace to persist, we’re managing the business prudently, continuing our disciplined credit underwriting, and developing new structures to meet the evolving needs of loan investors. We are maintaining strong liquidity and capital and remain positioned to capture the massive long-term growth opportunities to help our members keep more of what they earn and earn more on what they save.”

Second Quarter 2023 Results
Balance Sheet:
•Total assets of $8.3 billion compared to $8.8 billion in the prior quarter, reflecting a lower cash position due to the planned maturity of brokered deposits.
•Deposits of $6.8 billion compared to $7.2 billion in the prior quarter primarily due to the planned maturity of brokered deposits.
◦FDIC-insured deposits represent approximately 85% of total deposits.
•Loans and leases held for investment of $5.6 billion compared to $5.9 billion in the prior quarter as we moved $200 million in loans into a held for sale designation.
•Substantial capital position with a consolidated Tier 1 leverage ratio of 12.4% and consolidated Common Equity Tier 1 capital ratio of 16.1%.
•Book value per common share of $11.09, up from $11.08 in the prior quarter.
•Tangible book value per common share of $10.26, up from $10.23 in the prior quarter.

Financial Performance:
•Loan originations of $2.0 billion compared to $2.3 billion in the prior quarter with sold loan volume up modestly, offset by reduced loan retention.
•Total net revenue of $232.5 million compared to $245.7 million in the prior quarter, driven by lower marketplace revenue.
◦Net interest income of $146.7 million remained flat from the prior quarter as higher interest income was offset by higher cost of interest-bearing deposits.
◦Marketplace revenue of $82.8 million compared to $95.6 million in the prior quarter, reflecting lower price on sold marketplace volumes.
•Net income of $10.1 million, or diluted EPS of $0.09, compared to $13.7 million, or diluted EPS of $0.13, in the prior quarter.
•Pre-provision net revenue (PPNR) of $81.4 million compared to $88.4 million in the prior quarter, reflecting lower marketplace revenue, partially offset by lower non-interest expense.
•Provision for credit losses of $66.6 million compared to $70.6 million in the prior quarter driven by lower volume of retained loans, offset by a modest increase in provision for the portfolio.
•Efficiency ratio of 65.0% compared to 64.0% in the prior quarter due to a decline in marketplace revenue, partially offset by lower non-interest expense.

	Three Months Ended
($ in millions, except per share amounts)	June 30, 2023	March 31, 2023	June 30, 2022
Total net revenue	$232.5	$245.7	$330.1
Non-interest expense	151.1	157.3	209.4
Pre-provision net revenue (1)	81.4	88.4	120.7
Provision for credit losses	66.6	70.6	70.6
Income before income tax benefit (expense)	14.8	17.8	50.1
Income tax benefit (expense)	(4.7)	(4.1)	132.0
Net income	$10.1	$13.7	$182.1
Diluted EPS	$0.09	$0.13	$1.73

Income tax benefit from release of tax valuation allowance	$—	$—	$135.3
Net income excluding income tax benefit (1)	$10.1	$13.7	$46.8
Diluted EPS excluding income tax benefit (1)	$0.09	$0.13	$0.45
(1)    See page 3 of this release for additional information on our use of non-GAAP financial measures.

For a calculation of Pre-Provision Net Revenue, Net Income Excluding Income Tax Benefit, Diluted EPS Excluding Income Tax Benefit, and Tangible Book Value Per Common Share, refer to the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables at the end of this release.

Financial Outlook

Third Quarter 2023
Loan Originations	$1.4B to $1.7B
Pre-Provision Net Revenue (PPNR)	$40M to $50M

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $85 billion in loans, our advanced credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 4.7 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub second quarter 2023 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, July 26, 2023. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (404) 975-4839, or outside the U.S. +1 (833) 470-1428, with Access Code 447049, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until August 2, 2023, by calling +1 (929) 458-6194 or outside the U.S. +1 (866) 813-9403, with Access Code 653185. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handles (@LendingClub and @LendingClubIR) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Non-GAAP Financial Measures
To supplement our financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Pre-Provision Net Revenue, Net Income Excluding Income Tax Benefit, Diluted EPS Excluding Income Tax Benefit, and Tangible Book Value Per Common Share. Our non-GAAP financial measures do have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP.

We believe these non-GAAP financial measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies.

We believe Pre-Provision Net Revenue, Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit are important measures because they reflect the financial performance of our business operations. Pre-Provision Net Revenue is a non-GAAP financial measure calculated by subtracting the provision for credit losses and income tax benefit/expense from net income. Net Income Excluding Income Tax Benefit adjusts for the release of a deferred tax asset valuation allowance in 2022. Diluted EPS Excluding Income Tax Benefit is a non-GAAP financial measure calculated by dividing Net Income Excluding Income Tax Benefit by the weighted-average diluted common shares outstanding.

We believe Tangible Book Value (TBV) Per Common Share is an important measure used to evaluate the company’s use of equity. TBV Per Common Share is a non-GAAP financial measure representing common equity reduced by goodwill and intangible assets, divided by ending common shares issued and outstanding.

For a reconciliation of such measures to the nearest GAAP measures, please refer to the tables beginning on page 13 of this release.

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, macroeconomic outlook, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing borrowers and platform investors; our ability to realize the expected benefits from recent initiatives; competition; overall economic conditions; the interest rate environment; the regulatory environment; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$85,818	$98,990	$127,465	$181,237	$213,832	(13)%	(60)%
Net interest income	146,652	146,704	135,243	123,676	116,226	—%	26%
Total net revenue	232,470	245,694	262,708	304,913	330,058	(5)%	(30)%
Non-interest expense	151,079	157,308	180,044	186,219	209,386	(4)%	(28)%
Pre-provision net revenue(1)	81,391	88,386	82,664	118,694	120,672	(8)%	(33)%
Provision for credit losses	66,595	70,584	61,512	82,739	70,566	(6)%	(6)%
Income before income tax benefit (expense)	14,796	17,802	21,152	35,955	50,106	(17)%	(70)%
Income tax benefit (expense)	(4,686)	(4,136)	2,439	7,243	131,954	13%	N/M
Net income	10,110	13,666	23,591	43,198	182,060	(26)%	(94)%
Income tax benefit from release of tax valuation allowance	—	—	3,180	5,015	135,300	N/M	N/M
Net income excluding income tax benefit(1)(2)	$10,110	$13,666	$20,411	$38,183	$46,760	(26)%	(78)%

Basic EPS	$0.09	$0.13	$0.22	$0.41	$1.77	(31)%	(95)%
Diluted EPS	$0.09	$0.13	$0.22	$0.41	$1.73	(31)%	(95)%
Diluted EPS excluding income tax benefit(1)(2)	$0.09	$0.13	$0.19	$0.36	$0.45	(31)%	(80)%

LendingClub Corporation Performance Metrics:
Net interest margin	7.1%	7.5%	7.8%	8.3%	8.5%
Efficiency ratio(3)	65.0%	64.0%	68.5%	61.1%	63.4%
Return on average equity (ROE)(4)	3.4%	4.6%	7.2%	14.2%	33.8%
Return on average total assets (ROA)(5)	0.5%	0.7%	1.1%	2.5%	5.5%
Marketing expense as a % of loan originations	1.2%	1.2%	1.4%	1.3%	1.6%

LendingClub Corporation Capital Metrics:
Common equity Tier 1 capital ratio	16.1%	15.6%	15.8%	18.3%	20.0%
Tier 1 leverage ratio	12.4%	12.8%	14.1%	15.7%	16.2%
Book value per common share	$11.09	$11.08	$10.93	$10.67	$10.41	—%	7%
Tangible book value per common share(1)	$10.26	$10.23	$10.06	$9.78	$9.50	—%	8%

Loan Originations (in millions)(6):
Total loan originations	$2,011	$2,288	$2,524	$3,539	$3,840	(12)%	(48)%
Marketplace loans	$1,353	$1,286	$1,824	$2,386	$2,819	5%	(52)%
Loan originations held for investment	$657	$1,002	$701	$1,153	$1,021	(34)%	(36)%
Loan originations held for investment as a % of total loan originations	33%	44%	28%	33%	27%

Servicing Portfolio AUM (in millions)(7):
Total servicing portfolio	$15,669	$16,060	$16,157	$15,929	$14,783	(2)%	6%
Loans serviced for others	$10,204	$10,504	$10,819	$11,807	$11,382	(3)%	(10)%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	Q/Q	Y/Y
Balance Sheet Data:
Loans and leases held for investment at amortized cost, net, excluding PPP loans	$5,160,546	$5,091,969	$4,638,331	$4,414,347	$3,692,667	1%	40%
PPP loans	$17,640	$51,112	$66,971	$89,379	$118,794	(65)%	(85)%
Total loans and leases held for investment at amortized cost, net(8)	$5,178,186	$5,143,081	$4,705,302	$4,503,726	$3,811,461	1%	36%
Loans held for investment at fair value	$404,119	$748,618	$925,938	$15,057	$20,583	(46)%	N/M
Total loans and leases held for investment	$5,582,305	$5,891,699	$5,631,240	$4,518,783	$3,832,044	(5)%	46%
Total assets	$8,342,506	$8,754,018	$7,979,747	$6,775,074	$6,186,765	(5)%	35%
Total deposits	$6,843,535	$7,218,854	$6,392,553	$5,123,506	$4,527,672	(5)%	51%
Total liabilities	$7,136,983	$7,563,276	$6,815,453	$5,653,664	$5,107,648	(6)%	40%
Total equity	$1,205,523	$1,190,742	$1,164,294	$1,121,410	$1,079,117	1%	12%
N/M – Not meaningful
(1)    Represents a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Financial Measures.”
(2)    Excludes fourth, third and second quarter 2022 income tax benefit of $3.2 million, $5.0 million and $135.3 million, respectively, due to the release of a deferred tax asset valuation allowance.
(3)    Calculated as the ratio of non-interest expense to total net revenue.
(4)    Calculated as annualized net income (which excludes the income tax benefit from the release of the deferred tax asset valuation allowance in the periods it did not occur) divided by average equity for the period presented.
(5)    Calculated as annualized net income (which excludes the income tax benefit from the release of the deferred tax asset valuation allowance in the periods it did not occur) divided by average total assets for the period presented.
(6)    Includes unsecured personal loans and auto loans only.
(7)    Loans serviced on our platform, which includes unsecured personal loans, auto loans and education and patient finance loans serviced for others and held for investment by the company.
(8)    Excludes loans held for investment at fair value, which primarily consists of a loan portfolio that was acquired in the fourth quarter of 2022.

The asset quality metrics presented in the following table are for loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	As of and for the three months ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Asset Quality Metrics:
Allowance for loan and lease losses to total loans and leases held for investment	6.4%	6.4%	6.5%	6.3%	6.0%
Allowance for loan and lease losses to consumer loans and leases held for investment	7.1%	7.1%	7.3%	7.2%	6.9%
Allowance for loan and lease losses to commercial loans and leases held for investment	1.9%	2.0%	2.0%	1.9%	2.0%
Net charge-offs	$59,884	$49,845	$37,148	$22,658	$14,778
Net charge-off ratio(1)	4.4%	3.8%	3.0%	2.1%	1.6%
(1)    Net charge-off ratio is calculated as annualized net charge-offs divided by average outstanding loans and leases held for investment during the period, excluding PPP loans.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following table presents loans and leases held for investment at amortized cost and loans held for investment at fair value:

	June 30, 2023	December 31, 2022
Unsecured personal	$4,371,330	$3,866,373
Residential mortgages	192,256	199,601
Secured consumer	237,372	194,634
Total consumer loans held for investment	4,800,958	4,260,608
Equipment finance (1)	142,073	160,319
Commercial real estate	382,738	373,501
Commercial and industrial (2)	207,580	238,726
Total commercial loans and leases held for investment	732,391	772,546
Total loans and leases held for investment at amortized cost	5,533,349	5,033,154
Allowance for loan and lease losses	(355,163)	(327,852)
Loans and leases held for investment at amortized cost, net	$5,178,186	$4,705,302
Loans held for investment at fair value	404,119	925,938
Total loans and leases held for investment	$5,582,305	$5,631,240
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $17.6 million and $67.0 million of Paycheck Protection Program (PPP) loans as of June 30, 2023 and December 31, 2022, respectively. Such loans are guaranteed by the Small Business Association and, therefore, the company determined no allowance for expected credit losses is required on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands)
(Unaudited)
The following tables present the allowance for loan and lease losses on loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	Three Months Ended
	June 30, 2023			March 31, 2023
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$333,546	$15,311	$348,857	$312,489	$15,363	$327,852
Credit loss expense for loans and leases held for investment	66,874	(684)	66,190	70,684	166	70,850
Charge-offs	(63,345)	(924)	(64,269)	(52,212)	(351)	(52,563)
Recoveries	4,086	299	4,385	2,585	133	2,718
Allowance for loan and lease losses, end of period	$341,161	$14,002	$355,163	$333,546	$15,311	$348,857

	Three Months Ended
	June 30, 2022
	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$173,857	$14,128	$187,985
Credit loss expense for loans and leases held for investment	68,314	1,739	70,053
Charge-offs	(14,707)	(1,145)	(15,852)
Recoveries	720	354	1,074
Allowance for loan and lease losses, end of period	$228,184	$15,076	$243,260

LENDINGCLUB CORPORATION
PAST DUE LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following tables present past due loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

June 30, 2023	30-59 Days	60-89 Days	90 or More Days	Total Days Past Due
Unsecured personal	$29,768	$23,951	$23,397	$77,116
Residential mortgages	—	—	165	165
Secured consumer	54	51	—	105
Total consumer loans held for investment	$29,822	$24,002	$23,562	$77,386

Equipment finance	$485	$—	$683	$1,168
Commercial real estate	2,115	—	10,561	12,676
Commercial and industrial (1)	184	358	1,608	2,150
Total commercial loans and leases held for investment (1)	$2,784	$358	$12,852	$15,994
Total loans and leases held for investment at amortized cost (1)	$32,606	$24,360	$36,414	$93,380

December 31, 2022	30-59 Days	60-89 Days	90 or More Days	Total Days Past Due
Unsecured personal	$21,016	$16,418	$16,255	$53,689
Residential mortgages	—	254	331	585
Secured consumer	1,720	382	188	2,290
Total consumer loans held for investment	$22,736	$17,054	$16,774	$56,564

Equipment finance	$3,172	$—	$859	$4,031
Commercial real estate	—	102	—	102
Commercial and industrial (1)	—	—	1,643	1,643
Total commercial loans and leases held for investment (1)	$3,172	$102	$2,502	$5,776
Total loans and leases held for investment at amortized cost (1)	$25,908	$17,156	$19,276	$62,340
(1)    Past due PPP loans are excluded from the tables.

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	June 30, 2023	March 31, 2023	June 30, 2022	Q2 2023 vs Q1 2023	Q2 2023 vs Q2 2022
Non-interest income:
Origination fees	$70,989	$70,543	$149,252	1%	(52)%
Servicing fees	22,015	26,380	18,166	(17)%	21%
Gain on sales of loans	13,221	14,125	29,319	(6)%	(55)%
Net fair value adjustments	(23,442)	(15,414)	9,647	52%	N/M
Marketplace revenue	82,783	95,634	206,384	(13)%	(60)%
Other non-interest income	3,035	3,356	7,448	(10)%	(59)%
Total non-interest income	85,818	98,990	213,832	(13)%	(60)%

Total interest income	214,486	202,413	128,468	6%	67%
Total interest expense	67,834	55,709	12,242	22%	454%
Net interest income	146,652	146,704	116,226	—%	26%

Total net revenue	232,470	245,694	330,058	(5)%	(30)%

Provision for credit losses	66,595	70,584	70,566	(6)%	(6)%

Non-interest expense:
Compensation and benefits	71,553	73,307	85,103	(2)%	(16)%
Marketing	23,940	26,880	61,497	(11)%	(61)%
Equipment and software	13,968	13,696	12,461	2%	12%
Depreciation and amortization	11,638	12,354	10,557	(6)%	10%
Professional services	9,974	9,058	16,138	10%	(38)%
Occupancy	4,684	4,310	6,209	9%	(25)%
Other non-interest expense	15,322	17,703	17,421	(13)%	(12)%
Total non-interest expense	151,079	157,308	209,386	(4)%	(28)%

Income before income tax benefit (expense)	14,796	17,802	50,106	(17)%	(70)%
Income tax benefit (expense)	(4,686)	(4,136)	131,954	13%	N/M
Net income	$10,110	$13,666	$182,060	(26)%	(94)%

Net income per share:
Basic EPS	$0.09	$0.13	$1.77	(31)%	(95)%
Diluted EPS	$0.09	$0.13	$1.73	(31)%	(95)%
Weighted-average common shares – Basic	107,892,590	106,912,139	102,776,867	1%	5%
Weighted-average common shares – Diluted	107,895,072	106,917,770	105,042,626	1%	3%
N/M – Not meaningful

LENDINGCLUB CORPORATION
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended June 30, 2023			Three Months Ended March 31, 2023			Three Months Ended June 30, 2022
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$1,512,700	$19,134	5.06%	$1,220,677	$13,714	4.49%	$1,023,192	$2,279	0.89%
Securities available for sale at fair value	437,473	5,948	5.44%	362,960	3,900	4.30%	409,327	4,426	4.32%
Loans held for sale at fair value	106,865	4,433	16.59%	110,580	5,757	20.83%	156,503	7,130	18.22%
Loans and leases held for investment:
Unsecured personal loans	4,360,506	145,262	13.33%	4,066,713	133,687	13.15%	2,692,148	95,529	14.19%
Commercial and other consumer loans	1,156,751	16,823	5.82%	1,175,504	16,780	5.71%	1,061,547	13,382	5.04%
Loans and leases held for investment at amortized cost	5,517,257	162,085	11.75%	5,242,217	150,467	11.48%	3,753,695	108,911	11.61%
Loans held for investment at fair value	670,969	21,692	12.93%	836,313	26,892	12.86%	16,991	631	14.85%
Total loans and leases held for investment	6,188,226	183,777	11.88%	6,078,530	177,359	11.67%	3,770,686	109,542	11.62%
Retail and certificate loans held for investment at fair value	32,760	1,194	14.57%	46,525	1,683	14.47%	144,613	5,091	14.08%
Total interest-earning assets	8,278,024	214,486	10.36%	7,819,272	202,413	10.35%	5,504,321	128,468	9.34%

Cash and due from banks and restricted cash	78,221			71,878			75,517
Allowance for loan and lease losses	(354,348)			(338,359)			(202,904)
Other non-interest earning assets	686,956			666,650			490,412
Total assets	$8,688,853			$8,219,441			$5,867,346

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$1,397,302	$7,760	2.23%	$1,633,691	$7,568	1.88%	$2,463,710	$2,664	0.43%
Savings accounts and certificates of deposit	5,546,862	58,761	4.25%	4,747,478	45,705	3.90%	1,555,607	3,414	0.88%
Interest-bearing deposits	6,944,164	66,521	3.84%	6,381,169	53,273	3.39%	4,019,317	6,078	0.61%
Retail notes, certificates and secured borrowings	32,760	1,194	14.57%	46,525	1,683	14.47%	144,613	5,091	14.08%
Other interest-bearing liabilities	31,409	119	1.51%	107,520	753	2.80%	195,948	1,073	2.19%
Total interest-bearing liabilities	7,008,333	67,834	3.88%	6,535,214	55,709	3.46%	4,359,878	12,242	1.12%

Non-interest bearing deposits	205,750			241,954			292,750
Other liabilities	272,142			263,868			261,795
Total liabilities	$7,486,225			$7,041,036			$4,914,423

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended June 30, 2023			Three Months Ended March 31, 2023			Three Months Ended June 30, 2022
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Total equity	$1,202,628			$1,178,405			$952,922
Total liabilities and equity	$8,688,853			$8,219,441			$5,867,345

Interest rate spread			6.48%			6.90%			8.21%

Net interest income and net interest margin		$146,652	7.09%		$146,704	7.50%		$116,226	8.45%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Cash and due from banks	$20,950	$23,125
Interest-bearing deposits in banks	1,182,974	1,033,905
Total cash and cash equivalents	1,203,924	1,057,030
Restricted cash	34,792	67,454
Securities available for sale at fair value ($579,704 and $399,668 at amortized cost, respectively)	523,579	345,702
Loans held for sale at fair value	250,361	110,400
Loans and leases held for investment	5,533,349	5,033,154
Allowance for loan and lease losses	(355,163)	(327,852)
Loans and leases held for investment, net	5,178,186	4,705,302
Loans held for investment at fair value	404,119	925,938
Retail and certificate loans held for investment at fair value	26,837	55,425
Property, equipment and software, net	151,608	136,473
Goodwill	75,717	75,717
Other assets	493,383	500,306
Total assets	$8,342,506	$7,979,747
Liabilities and Equity
Deposits:
Interest-bearing	$6,653,749	$6,158,560
Noninterest-bearing	189,786	233,993
Total deposits	6,843,535	6,392,553
Borrowings	15,675	74,858
Retail notes, certificates and secured borrowings at fair value	26,837	55,425
Other liabilities	250,936	292,617
Total liabilities	7,136,983	6,815,453
Equity
Common stock, $0.01 par value; 180,000,000 shares authorized; 108,694,120 and 106,546,995 shares issued and outstanding, respectively	1,087	1,065
Additional paid-in capital	1,647,593	1,628,590
Accumulated deficit	(403,969)	(427,745)
Accumulated other comprehensive loss	(39,188)	(37,616)
Total equity	1,205,523	1,164,294
Total liabilities and equity	$8,342,506	$7,979,747

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except share and per share data)
(Unaudited)
Pre-Provision Net Revenue

	For the three months ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
GAAP Net income	$10,110	$13,666	$23,591	$43,198	$182,060
Less: Provision for credit losses	(66,595)	(70,584)	(61,512)	(82,739)	(70,566)
Less: Income tax benefit (expense)	(4,686)	(4,136)	2,439	7,243	131,954
Pre-provision net revenue	$81,391	$88,386	$82,664	$118,694	$120,672

	For the three months ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Non-interest income	$85,818	$98,990	$127,465	$181,237	$213,832
Net interest income	146,652	146,704	135,243	123,676	116,226
Total net revenue	232,470	245,694	262,708	304,913	330,058
Non-interest expense	(151,079)	(157,308)	(180,044)	(186,219)	(209,386)
Pre-provision net revenue	81,391	88,386	82,664	118,694	120,672
Provision for credit losses	(66,595)	(70,584)	(61,512)	(82,739)	(70,566)
Income before income tax benefit (expense)	14,796	17,802	21,152	35,955	50,106
Income tax benefit (expense)	(4,686)	(4,136)	2,439	7,243	131,954
GAAP Net income	$10,110	$13,666	$23,591	$43,198	$182,060

Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit

		For the three months ended
		December 31, 2022	September 30, 2022	June 30, 2022
GAAP Net income		$23,591	$43,198	$182,060
Less: Income tax benefit from release of tax valuation allowance		3,180	5,015	135,300
Net income excluding income tax benefit		$20,411	$38,183	$46,760

GAAP Diluted EPS		$0.22	$0.41	$1.73

(A)	Income tax benefit from release of tax valuation allowance	$3,180	$5,015	$135,300
(B)	Weighted-average common shares – Diluted	105,984,612	105,853,938	105,042,626
(A/B)	Diluted EPS impact of income tax benefit	$0.03	$0.05	$1.28

Diluted EPS excluding income tax benefit		$0.19	$0.36	$0.45

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Continued)
(In thousands, except share and per share data)
(Unaudited)
Tangible Book Value Per Common Share

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
GAAP common equity	$1,205,523	$1,190,742	$1,164,294	$1,121,410	$1,079,117
Less: Goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Intangible assets	(14,167)	(15,201)	(16,334)	(17,512)	(18,690)
Tangible common equity	$1,115,639	$1,099,824	$1,072,243	$1,028,181	$984,710

Book value per common share
GAAP common equity	$1,205,523	$1,190,742	$1,164,294	$1,121,410	$1,079,117
Common shares issued and outstanding	108,694,120	107,460,734	106,546,995	105,088,761	103,630,776
Book value per common share	$11.09	$11.08	$10.93	$10.67	$10.41

Tangible book value per common share
Tangible common equity	$1,115,639	$1,099,824	$1,072,243	$1,028,181	$984,710
Common shares issued and outstanding	108,694,120	107,460,734	106,546,995	105,088,761	103,630,776
Tangible book value per common share	$10.26	$10.23	$10.06	$9.78	$9.50